UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2021, the Board of Directors (the “Board”) of Applied Materials, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”), effective immediately. A copy of the Company’s Bylaws are attached hereto as Exhibit 3.1.

The following are the principal amendments to the Bylaws:

•	Section 2.5 was amended to clarify that the number of nominees a stockholder may nominate for election at a stockholders’ meeting cannot exceed the number of directors to be elected;

•	Sections 2.5 and 2.15 were amended to require that each nominee for election must represent their intent to serve as a director for the full term for which such nominee is standing for election;

•	Section 2.7 was amended to clarify that the necessary vote for an action by stockholders other than the election of directors is the default standard under the General Corporation Law of Delaware;

•

Section 5.1 was added to provide an Emergency Bylaw provision under the General Corporation Law of Delaware that will activate in the event an emergency condition that prevents the Board or a Board committee from obtaining a quorum for a meeting;

•	Section 6.1 was amended to update the Company’s required officer positions to be the president and the secretary; and

•	Section 8.2 was amended to permit any two authorized officers (rather than specified combinations of officers) to sign stock certificates on behalf of the Company.

The amendments also include a number of other ministerial, clarifying and conforming changes and the incorporation of gender-neutral terminology. The foregoing summary is qualified in its entirety by reference to the Bylaws and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Applied Materials, Inc., as amended and restated through December 3, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: December 8, 2021

	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary